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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                February 9, 2004

                (Date of Report; Date of Earliest Event Reported)


                                  FINDWHAT.COM

             (Exact Name of Registrant as Specified in its Charter)

            Nevada                                  0-27331                              88-0348835

(State or Other Jurisdiction of            (Commission File Number)         (IRS Employer Identification Number)
        Incorporation)


                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)


                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)




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Item 7. Exhibits.

         (c)      Exhibits.

         Exhibit No.                 Description

         99.1 Press Release, dated February 9, 2004, entitled "FindWhat.com Announces Record Fourth Quarter Results."

         99.2 Transcript of the Management Conference Call held on February 9, 2004.

Item 9. Regulation FD Disclosure

         On February 9, 2004, FindWhat.com (the "Company") issued a press release entitled, "FINDWHAT.COM ANNOUNCES RECORD FOURTH QUARTER RESULTS" regarding its financial results for the three months and the year ended December 31, 2003, and held a Management Conference Call to discuss these results and the outlook of the Company. A copy of the Company's press release is attached as
Exhibit 99.1, and a copy of the transcript from the Management Conference Call is attached as Exhibit 99.2, to this Form 8-K, and each such exhibit is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.



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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 9, 2004                      FINDWHAT.COM

                                             By: /s/ Phillip R. Thune
                                                 -------------------------------
                                                 Chief Operating Officer and
                                                 Chief Financial Officer